TERMINATION AGREEMENT AND RELEASE

终止并解除协议

THIS TERMINATION AGREEMENT AND RELEASE (this "Termination Agreement") is made and entered into this 20th day of February, 2008 ("Effective Date") by and among Shanghai Century Acquisition Corporation, a Cayman Islands corporation (the "SHA"), Sichuan Kelun Pharmaceutical Co. Ltd, a joint stock limited liability company incorporated and existing under the laws of the People's Republic of China ("KL") and each of the shareholders of KL listed on the signature page hereto (the "KL Shareholders"). SHA, KL and the KL Shareholders shall be collectively referred to herein as the "Parties".

本终止并解除协议（下称“终止协议”）由 Shanghai Century Acquisition Corporation 公司（下称“SHA”公司）、四川科伦药业股份有限公司(下称“科伦”)和列在签字页中的科伦公司的股东（下称“科伦股东”）于 2008 年 2 月 20 日签订。SHA 公司为一家根据开曼群岛法律注册成立的公司；科伦系一家根据中华人民共和国法律成立并有效存续的股份有限公司。SHA 公司、科伦、科伦股东在终止协议中合称为“各方”。

WHEREAS, SHA, KL and the KL Shareholders entered into a Share Purchase Agreement dated May 28, 2007 (the "Agreement") and

鉴于，SHA 公司、科伦和科伦股东于 2007 年 5 月 28 日签署股权转让协议(下称“协议”)且

WHEREAS, Section 9.01 of the Agreement provides that the Agreement may be terminated by the mutual written consent of the Parties and

鉴于，协议 9.01 条款约定经各方书面同意可终止协议 及

WHEREAS, each of the Parties desires to terminate the Agreement and release each other from any and all obligations under the Agreement.

鉴于，各方均要求终止协议并解除各方依协议承担的任何责任

NOW, THEREFORE, the parties hereto agree as follows:

据此，各方同意如下条款：

1. Termination of Agreement. The Parties agree that the Agreement is hereby terminated, none of the terms and provisions of the Agreement other than those set forth in Section 9.02 and Section 7.07 of the Agreement shall have any force or effect, and none of the Parties shall have any liabilities, duties or obligations pursuant to the Agreement whatsoever to the other Parties, other than those set forth in Section 9.02 and Section 7.07 of the Agreement.

1、解除协议 各方同意据此解除协议，除协议 9.02 和 7.07 条款内容、协议其他条款不再具有任何法律效力，除协议条款 9.02 和 7.07 项下约定的合同责任、义务外，任何一方亦不再对他方承担协议项下约定的任何责任、义务。

2. GENERAL RELEASE. EACH PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AGREES, AND BY THIS TERMINATION AGREEMENT DOES HEREBY IRREVOCABLY AND UNCONDITIONALLY RELEASE AND PROMISE NOT TO SUE THE OTHER PARTIES OR ITS REPRESENTATIVES, AGENTS, SUCCESSORS AND ASSIGNS, FROM OR CONCERNING ANY AND ALL CLAIMS, CHARGES, CAUSES OF ACTION OR OTHER LIABILITIES, WHETHER KNOWN OR UNKNOWN, ARISING OUT OF OR RELATED IN ANY WAY TO THE AGREEMENT OTHER THAN THOSE CLAIMS, CHARGES, CAUSES OF ACTION OR OTHER LIABILITIES ARISING OUT OF OR RELATED IN ANY WAY TO (i) SECTION 9.02 OR SECTION 7.07 OF THE AGREEMENT OR (ii) THIS TERMINATION AGREEMENT.

2、解除 各方代表其自身以及各自的继受人及受与人同意并经由本终止协议不可撤销并无条件解除，并承诺在已知的或未知的因合同而起或与合同有任何关系的诉讼及权利主张中放弃对她方及她方的代表人、代理人、继受人及受与人的权利主张，除非该项诉讼或权利主张因：（1）协议中 9.02 或 7.07 条款或（2）终止协议而引起或与之有任何关系。

3. General. The laws of the People's Republic of China including its conflict of law principles, shall apply to this Termination Agreement. This Termination Agreement shall constitute the entire understanding between the parties with respect to the subject matter hereof and supersedes all other agreements and understandings among the parties with respect hereto. This Termination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

3、总则 本终止协议适用中华人民共和国法律（包括其冲突原则）。本终止协议构成各方之间就本终止协议项下之标的达成的完整合意，并将取代各方于此前就此所达成所有协议和谅解。本终止协议以一式两份或多份副本签署，每份副本均应视为正本，并构成相同文件。

IN WITNESS WHEREOF, this Termination Agreement has been executed by SHA, KL and each of the KL Shareholders as of the Effective Date.

特此为证，SHA 公司、科伦以及科伦股东签署终[illegible]日即为终止协议生效日。

Shanghai Century Acquisition Corporation	Sichuan Kelun Pharmaceutical Co., Ltd 四川科伦药业股份有限公司
By:	By:
Name: Franklin D. Chu	Name:
Title: Co-Chief Executive Officer	Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

兹证明，各方代表已于文首列示日期签署本协议。

KL SHAREHOLDERS
科伦股东

LIU Gexin (刘革新)	PAN Hui (潘慧)	CHENG Zhipeng (程志鹏)
LIU Suihua(刘绥华)	LIU Yaguang(刘亚光)	WEI Bing(魏兵)
YIN Fenggang(尹凤刚)	LIAO Rong(廖嵘)	LIU Ziwei(刘自伟)
XUE Weigang(薛维刚)	MAO Benbing(毛本兵)	JIANG Chuan(姜川)
LIU Yashu(刘亚蜀)	CUI Kunyuan(崔昆元)	YANG Jianguang(杨建光)
LIU Weihua(刘卫华)	LIANG Long(梁隆)	PAN Qu(潘渠)